Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
20. Commitments and contingencies:

(a)     Contractual commitments

The Company has obligations under operating lease arrangements that require the following minimum annual payments during the respective fiscal years:

2019	$3,594
2020	2,545
2021	903
2022	762
2023	452
Thereafter	—
$8,256

For the year ended December 31, 2018, the Company incurred operating lease expense of $3,269 (year ended December 31, 2017 - $4,782; year ended December 31, 2016 - $5,675).

The Company is a party to a variety of agreements in the ordinary course of business under which it is obligated to indemnify a third party with respect to certain matters. Typically, these obligations arise as a result of contracts for sale of the Company’s product to customers where the Company provides indemnification against losses arising from matters such as product liabilities. The potential impact on the Company’s financial results is not subject to reasonable estimation because considerable uncertainty exists as to whether claims will be made and the final outcome of potential claims. To date, the Company has not incurred significant costs related to these types of indemnifications.

(b)     Contingencies

As disclosed in the Company’s previously filed interim financial statements and management's discussion and analysis, on June 15, 2017, the Enforcement Division of the SEC issued a subpoena to the Company for information concerning its investment in WWI and compliance with the FCPA and securities laws related to disclosure in SEC filings in connection with the Company's operations in China.  The SEC Enforcement Division issued follow up subpoenas on February 14, 2018, June 25, 2018, and August 2, 2018. The Company has completed its response to those subpoenas. No new subpoenas have been received since August 2, 2018. Westport Fuel Systems is cooperating with these requests and cannot predict the duration, scope or outcome of the SEC's investigation. To date our management has devoted significant time and attention to these matters, and we may be required to devote even more time, attention and financial resources to these matters in the future. The SEC’s investigation and our requirements in response thereto could have a material adverse impact on our results of operations, financial condition, liquidity and cash flows. While we cannot estimate our potential exposure, if any, in these matters at this time, we have already expended significant amounts investigating and responding to the subpoenas in respect of this investigation, including funding the expense of independent legal representation, and expect to continue to need to expend significant amounts to conclude the SEC investigation. During the year ended December 31, 2018, the Company recorded expenses related to the SEC investigation of $9,977, net of insurance recoveries, and to date has recorded aggregate net expenses related to such investigation of $11,794. Although the Company maintains insurance that may cover some of these expenses, and has given notice to the insurers of the matter, there is a risk that a substantial portion of the overall expenses and costs relating to such SEC investigation will not be covered by such policies. In the event of future proceedings arising out of the SEC investigation, to the extent covered, our ultimate liability may possibly exceed the available insurance.

The Company is also engaged in certain legal actions and tax audits in the ordinary course of business and believes that, based on the information currently available, the ultimate outcome of these actions will not have a material adverse effect on our operating results, liquidity or financial position.